NVEST BULLSEYE FUND
                      (FORMERLY NEW ENGLAND BULLSEYE FUND)

 Supplement dated March 20, 2000 to Nvest Bullseye Fund Prospectus dated May 3,
                        1999 as revised February 1, 2000

Effective immediately, Nicholas E. Moore replaces William K. Jurika and Guy Elliffe as the portfolio manager of Nvest Bullseye Fund. Mr. Moore, Vice President, Principal and Analyst, Equity Research of Jurika & Voyles, joined the company in June 1998. Prior to joining Jurika & Voyles, Mr. Moore was a Vice President and Portfolio Manager at Orbitex Management. He was formerly with the Franklin Templeton Group. Mr. Moore has a B.A. from Menlo College in California and 14 years of investment experience.







                                                                       SP98-0300